UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2008

CHINA BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50005	04-3703334
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

75 Shuguang Rd., Bldg. B, Hangzhou, China, 310007
(Address of principal executive offices, including zip code)

(609) 651-8588
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In connection with the review by the Division of Corporation Finance of the Securities and Exchange Commission of the Company’s audited financial statements for the fiscal year ended December 31, 2007 as set forth in the Annual Report on Form 10-KSB for the Fiscal Year Ended December 31, 2007, filed March 25, 2008 (File No. 0000-50005) management identified a number of errors in the financial statements which require the following changes be made:

(i)	Revisions to the balance sheet, statement of changes in stockholders’ equity and statements of cash flows to reclassify the $698,658 "Due from related parties" and the related Note 7;

(ii)	Revisions to the statement of operations to add a separate line to present “Loss on disposal of investments”;

(iii)	Revisions to the statement of shareholders’ equity to cover the period from September 13, 2000, the date of inception, to December 31, 2007;

(iv)	Revisions to Note 2 - IMPAIRMENT LOSS OF GOODWILL to expand our disclosure as per SFAS 142 and SFAS 144;

(v)	Revisions to Note 2 - INCOME TAXES to expand our disclosure in accordance with SFAS 109;

(vi)	Revisions to Note 6 - EQUITY COMPENSATION PLAN to expand our disclosure in accordance with SFAS 123R;

(vii)	Revisions to Note 10 to provide an update on the status of the event of default;

(viii)	The addition of a schedule to reflect the effect of restatements in Note 11.

On November 10, 2008, the Board of Directors concluded, based on the recommendation of management, that the Company’s consolidated financial statements contained in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 should be restated to correct these errors and that the financials as previously filed should no longer be relied upon. Management has discussed this matter with the Company’s independent registered public accounting firm. The Company intends to file an amended Annual Report on Form 10K/A for the fiscal year ended December 31, 2007 as soon as practicable wherein it will be revising the financials in the manner set forth above. Our auditors shall also be providing us with a reissued dual-dated audit opinion.

In addition to the impact of these error on the consolidated financial statements, management considered the impact this error has on the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures for the periods being restated. Management believes that the Company's internal controls over financial reporting and disclosure were ineffective.

The Company intends to implement measures to ensure that errors of this nature do not occur in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BIOPHARMA, INC..
Date: November 12, 2008

	By:	/s/ Peter Wang
Peter Wang
Chief Executive Officer